Filed Pursuant to Rule 497(e)
Registration Statement Nos.
333-179272
333-183060

TIAA-CREF Life Separate Account VLI-2 TIAA-CREF Life Insurance Company PROSPECTUS SUPPLEMENT NUMBER (1) dated June 20, 2016 to the:

M Intelligent Variable Universal Life Prospectus

dated May 1, 2016

M Intelligent Survivorship Variable Universal Life Prospectus

dated May 1, 2016

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

DFA VIT Inflation Protected Securities Portfolio

PIMCO VIT Emerging Markets Bond Portfolio-Inst. Class

On the front cover of the M Intelligent Variable Universal Life prospectus and the M Intelligent Survivorship Variable Universal Life prospectus, the fund lineup has changed to reflect the addition of the above new portfolios for allocation of Policy values effective June 20, 2016.

On pages 8–10 of the M Intelligent Variable Universal Life prospectus, and pages 6–9 of the M Intelligent Survivorship Variable Universal Life prospectus, the annual portfolio operating expenses table has changed as follows to reflect the addition of the above new portfolios for allocation of Policy values effective June 20, 2016. The below footnotes have also been added.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
DFA VIT Inflation Protected Securities Portfolio[26,27]	0.10%	0.00%	0.03%	0.00%	0.13%	0.00%	0.13%
PIMCO VIT Emerging Markets Bond Portfolio-Inst. Class	0.85%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%

[26]	Fees and expenses shown as of fiscal year ended October 31, 2016.
[27]	The VIT Inflation-Protected Securities Portfolio is a new portfolio, so the “Other Expenses” shown are based on anticipated fees and expenses for the first full fiscal year.

On pages 26–28 of the M Intelligent Variable Universal Life prospectus, and pages 25–27 of the M Intelligent Survivorship Variable Universal Life prospectus, the Portfolio Investment Managers and Investment Objectives table has changed as follows to reflect the addition of the above new portfolios.

Portfolio	Investment Manager	Investment Objective
DFA VIT Inflation Protected Securities Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor) DFA Australia Limited (sub-advisor)	Seeks to provide inflation protection and earn current income consistent with inflation-protected securities.
PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

For more information about these changes and about the portfolios in general, refer to the M Intelligent VUL Prospectus and the M Intelligent Survivorship VUL Prospectus.

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